CNA Financial Corporation
Supplemental Financial Information

December 31, 2019

This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Statements of Operations

Periods ended December 31	Three Months				Twelve Months
(In millions)	2019	2018	Change		2019	2018	Change
Revenues:
Net earned premiums	$1,911	$1,859	3%		$7,428	$7,312	2%
Net investment income	545	334	63		2,118	1,817	17
Net investment gains (losses):
Other-than-temporary impairment (OTTI) losses	(10)	(12)			(44)	(21)
Other net investment gains (losses)	19	(65)			73	(31)
Net investment gains (losses)	9	(77)			29	(52)
Non-insurance warranty revenue	303	263			1,161	1,007
Other revenues	9	24			31	50
Total revenues	2,777	2,403	16		10,767	10,134	6
Claims, Benefits and Expenses:
Insurance claims and policyholders' benefits	1,483	1,594			5,806	5,572
Amortization of deferred acquisition costs	358	343			1,383	1,335
Non-insurance warranty expense	281	247			1,082	923
Other operating expenses	289	299			1,142	1,202
Interest	31	34			131	138
Total claims, benefits and expenses	2,442	2,517	3		9,544	9,170	(4)
Income (loss) before income tax	335	(114)			1,223	964
Income tax (expense) benefit	(62)	30			(223)	(151)
Net income (loss)	$273	$(84)	N/M	%	$1,000	$813	23%

Components of Income (Loss), Per Share Data and Return on Equity

Periods ended December 31	Three Months		Twelve Months
(In millions, except per share data)	2019	2018	2019	2018
Components of Income (Loss)
Core income (loss)	$265	$(23)	$979	$845
Net investment gains (losses)	8	(61)	21	(38)
Net deferred tax asset remeasurement	—	—	—	6
Net income (loss)	$273	$(84)	$1,000	$813

Diluted Earnings (Loss) Per Common Share
Core income (loss)	$0.97	$(0.08)	$3.59	$3.10
Net investment gains (losses)	0.03	(0.23)	0.08	(0.14)
Net deferred tax asset remeasurement	—	—	—	0.02
Diluted earnings (loss) per share	$1.00	$(0.31)	$3.67	$2.98

Weighted Average Outstanding Common Stock and Common Stock Equivalents
Basic	271.5	271.6	271.6	271.5
Diluted	272.6	272.6	272.5	272.5

Return on Equity
Net income (loss) (1)	9.0%	(3.0)%	8.5%	6.9%
Core income (loss) (2)	8.8	(0.7)	8.1	7.0
(1) Annualized net income (loss) divided by the average stockholders' equity including accumulated other comprehensive income (loss) (AOCI) for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period.
(2) Annualized core income (loss) divided by the average stockholders' equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period.

Selected Balance Sheet Data and Statement of Cash Flows Data

(In millions, except per share data)	December 31, 2019	December 31, 2018
Total investments	$47,744	$44,486
Reinsurance receivables, net of allowance for uncollectible receivables	4,179	4,426
Total assets	60,612	57,152
Insurance reserves	38,614	36,764
Debt	2,679	2,680
Total liabilities	48,397	45,935
Accumulated other comprehensive income (loss) (1)	51	(878)
Total stockholders' equity	12,215	11,217

Book value per common share	$45.00	$41.32
Book value per common share excluding AOCI	$44.81	$44.55

Outstanding shares of common stock (in millions of shares)	271.4	271.5

Statutory capital and surplus - Combined Continental Casualty Companies (2)	$10,787	$10,411

Three months ended December 31	2019	2018
Net cash flows provided (used) by operating activities	$160	$359
Net cash flows provided (used) by investing activities	(165)	(257)
Net cash flows provided (used) by financing activities	(101)	(96)
Net cash flows provided (used) by operating, investing and financing activities	$(106)	$6

Twelve months ended December 31	2019	2018
Net cash flows provided (used) by operating activities	$1,140	$1,227
Net cash flows provided (used) by investing activities	(225)	(177)
Net cash flows provided (used) by financing activities	(988)	(1,085)
Net cash flows provided (used) by operating, investing and financing activities	$(73)	$(35)
(1) As of December 31, 2019 and 2018, the net unrealized gains on investments included in AOCI were net of after-tax Shadow Adjustments of $2,198 million and $1,078 million. To the extent that unrealized gains on fixed income securities supporting certain products within the Life & Group segment would result in a premium deficiency if realized, an increase in Insurance reserves are recorded, net of tax, as a reduction of net unrealized gains through Other comprehensive income (loss) (Shadow Adjustments).
(2) Statutory capital and surplus as of December 31, 2019 is preliminary.

Property & Casualty - Results of Operations

Periods ended December 31	Three Months				Twelve Months
(In millions)	2019	2018	Change		2019	2018	Change
Gross written premiums	$2,851	$2,735	4%		$11,704	$11,404	3%
Gross written premiums ex. 3rd party captives	1,892	1,755	8		7,735	7,252	7
Net written premiums	1,746	1,659	5		7,134	6,822	5

Net earned premiums	1,780	1,727	3		6,909	6,783	2
Net investment income	336	127			1,273	996
Non-insurance warranty revenue	303	263			1,161	1,007
Other revenues	9	6			30	31
Total operating revenues	2,428	2,123	14		9,373	8,817	6
Insurance claims and policyholders' benefits	1,102	1,247			4,372	4,303
Amortization of deferred acquisition costs	358	343			1,383	1,335
Non-insurance warranty expense	281	247			1,082	923
Other insurance related expenses	244	229			927	919
Other expenses	10	32			88	103
Total claims, benefits and expenses	1,995	2,098	5		7,852	7,583	(4)
Core income (loss) before income tax	433	25			1,521	1,234
Income tax (expense) benefit on core income (loss)	(96)	(9)			(331)	(267)
Core income (loss)	$337	$16	N/M	%	$1,190	$967	23%

Other Performance Metrics
Underwriting gain (loss)	$76	$(92)	N/M	%	$227	$226	—%

Loss & LAE ratio	61.6%	71.8%	10.2	pts	62.9%	63.1%	0.2	pts
Expense ratio	33.7	33.2	(0.5)		33.5	33.2	(0.3)
Dividend ratio	0.3	0.4	0.1		0.3	0.4	0.1
Combined ratio	95.6%	105.4%	9.8	pts	96.7%	96.7%	—	pts
Combined ratio excluding catastrophes and development	94.9%	98.0%	3.1	pts	94.8%	95.4%	0.6	pts

Net accident year catastrophe losses incurred	$51	$146			$179	$252
Effect on loss & LAE ratio	2.9%	8.6%	5.7	pts	2.6%	3.7%	1.1	pts

Net prior year development and other: (favorable) / unfavorable	$(37)	$(21)			$(44)	$(163)
Effect on loss & LAE ratio	(2.2)%	(1.2)%	1.0	pts	(0.7)%	(2.4)%	(1.7)	pts

Rate	7%	3%	4	pts	5%	2%	3	pts
Renewal premium change	8%	4%	4	pts	6%	5%	1	pts
Retention	83%	82%	1	pts	84%	84%	—	pts
New business	$320	$252	27%		$1,323	$1,226	8%

Specialty - Results of Operations

Periods ended December 31	Three Months				Twelve Months
(In millions)	2019	2018	Change		2019	2018	Change
Gross written premiums	$1,709	$1,682	2%		$6,900	$6,904	—%
Gross written premiums ex. 3rd party captives	752	705	7		3,015	2,834	6
Net written premiums	705	682	3		2,848	2,744	4

Net earned premiums	712	693	3		2,773	2,732	2
Net investment income	146	63			556	439
Non-insurance warranty revenue	303	263			1,161	1,007
Other revenues	—	1			1	2
Total operating revenues	1,161	1,020	14		4,491	4,180	7
Insurance claims and policyholders' benefits	398	404			1,600	1,531
Amortization of deferred acquisition costs	156	152			610	599
Non-insurance warranty expense	281	247			1,082	923
Other insurance related expenses	75	77			292	279
Other expenses	11	12			48	46
Total claims, benefits and expenses	921	892	(3)		3,632	3,378	(8)
Core income (loss) before income tax	240	128			859	802
Income tax (expense) benefit on core income (loss)	(52)	(30)			(188)	(173)
Core income (loss)	$188	$98	92%		$671	$629	7%

Other Performance Metrics
Underwriting gain (loss)	$83	$60	38%		$271	$323	(16)%

Loss & LAE ratio	55.6%	58.0%	2.4	pts	57.5%	55.9%	(1.6)	pts
Expense ratio	32.4	33.0	0.6		32.5	32.1	(0.4)
Dividend ratio	0.2	0.2	—		0.2	0.2	—
Combined ratio	88.2%	91.2%	3.0	pts	90.2%	88.2%	(2.0)	pts
Combined ratio excluding catastrophes and development	93.3%	94.3%	1.0	pts	93.0%	92.7%	(0.3)	pts

Net accident year catastrophe losses incurred	$(1)	$4			$15	$26
Effect on loss & LAE ratio	(0.2)%	0.6%	0.8	pts	0.5%	1.0%	0.5	pts

Net prior year development and other: (favorable) / unfavorable	$(34)	$(26)			$(92)	$(152)
Effect on loss & LAE ratio	(4.9)%	(3.7)%	1.2	pts	(3.3)%	(5.5)%	(2.2)	pts

Rate	8%	3%	5	pts	5%	2%	3	pts
Renewal premium change	8%	5%	3	pts	6%	5%	1	pts
Retention	84%	85%	(1)	pts	87%	85%	2	pts
New business	$93	$87	7%		$367	$353	4%

Commercial - Results of Operations

Periods ended December 31	Three Months				Twelve Months
(In millions)	2019	2018	Change		2019	2018	Change
Gross written premiums	$868	$787	10%		$3,693	$3,350	10%
Gross written premiums ex. 3rd party captives	867	784	11		3,609	3,267	10
Net written premiums	779	721	8		3,315	3,060	8

Net earned premiums	823	772	7		3,162	3,050	4
Net investment income	174	50			654	500
Other revenues	9	4			29	28
Total operating revenues	1,006	826	22		3,845	3,578	7
Insurance claims and policyholders' benefits	552	624			2,148	2,073
Amortization of deferred acquisition costs	146	130			537	505
Other insurance related expenses	133	119			505	505
Other expenses	5	12			32	43
Total claims, benefits and expenses	836	885	6		3,222	3,126	(3)
Core income (loss) before income tax	170	(59)			623	452
Income tax (expense) benefit on core income (loss)	(37)	13			(134)	(95)
Core income (loss)	$133	$(46)	N/M	%	$489	$357	37%

Other Performance Metrics
Underwriting gain (loss)	$(8)	$(101)	92%		$(28)	$(33)	15%

Loss & LAE ratio	66.6%	80.3%	13.7	pts	67.3%	67.3%	—	pts
Expense ratio	33.6	32.3	(1.3)		32.9	33.1	0.2
Dividend ratio	0.4	0.7	0.3		0.6	0.7	0.1
Combined ratio	100.6%	113.3%	12.7	pts	100.8%	101.1%	0.3	pts
Combined ratio excluding catastrophes and development	95.4%	96.9%	1.5	pts	95.2%	95.0%	(0.2)	pts

Net accident year catastrophe losses incurred	$52	$120			$154	$193
Effect on loss & LAE ratio	6.5%	15.7%	9.2	pts	4.9%	6.4%	1.5	pts

Net prior year development and other: (favorable) / unfavorable	$(9)	$5			$28	$(7)
Effect on loss & LAE ratio	(1.3)%	0.7%	2.0	pts	0.7%	(0.3)%	(1.0)	pts

Rate	5%	2%	3	pts	3%	1%	2	pts
Renewal premium change	6%	3%	3	pts	5%	5%	—	pts
Retention	85%	84%	1	pts	86%	85%	1	pts
New business	$161	$105	53%		$683	$566	21%

International - Results of Operations

Periods ended December 31	Three Months				Twelve Months
(In millions)	2019	2018	Change		2019	2018	Change
Gross written premiums	$274	$266	3%		$1,111	$1,150	(3)%
Net written premiums	262	256	2		971	1,018	(5)

Net earned premiums	245	262	(6)		974	1,001	(3)
Net investment income	16	14			63	57
Other revenues	—	1			—	1
Total operating revenues	261	277	(6)		1,037	1,059	(2)
Insurance claims and policyholders' benefits	152	219			624	699
Amortization of deferred acquisition costs	56	61			236	231
Other insurance related expenses	36	33			130	135
Other expenses	(6)	8			8	14
Total claims, benefits and expenses	238	321	26		998	1,079	8
Core income (loss) before income tax	23	(44)			39	(20)
Income tax (expense) benefit on core income (loss)	(7)	8			(9)	1
Core income (loss)	$16	$(36)	N/M	%	$30	$(19)	N/M	%

Other Performance Metrics
Underwriting gain (loss)	$1	$(51)	102%		$(16)	$(64)	75%

Loss & LAE ratio	62.3%	83.3%	21.0	pts	64.1%	69.8%	5.7	pts
Expense ratio	38.0	36.2	(1.8)		37.7	36.7	(1.0)
Dividend ratio	—	—	—		—	—	—
Combined ratio	100.3%	119.5%	19.2	pts	101.8%	106.5%	4.7	pts
Combined ratio excluding catastrophes and development	97.7%	111.1%	13.4	pts	98.6%	103.6%	5.0	pts

Net accident year catastrophe losses incurred	$—	$22			$10	$33
Effect on loss & LAE ratio	—%	8.2%	8.2	pts	1.1%	3.3%	2.2	pts

Net prior year development and other: (favorable) / unfavorable	$6	$—			$20	$(4)
Effect on loss & LAE ratio	2.6%	0.2%	(2.4)	pts	2.1%	(0.4)%	(2.5)	pts

Rate	13%	5%	8	pts	8%	4%	4	pts
Renewal premium change	14%	6%	8	pts	7%	6%	1	pts
Retention	72%	70%	2	pts	71%	77%	(6)	pts
New business	$66	$60	10%		$273	$307	(11)%

Life & Group - Results of Operations

Periods ended December 31	Three Months		Twelve Months
(In millions)	2019	2018	2019	2018
Net earned premiums	$130	$132	$520	$530
Net investment income	204	203	820	801
Other revenues	—	2	—	2
Total operating revenues	334	337	1,340	1,333
Insurance claims and policyholders' benefits	323	311	1,416	1,218
Other insurance related expenses	28	31	115	122
Other expenses	3	2	8	7
Total claims, benefits and expenses	354	344	1,539	1,347
Core income (loss) before income tax	(20)	(7)	(199)	(14)
Income tax (expense) benefit on core income (loss)	16	14	90	57
Core income (loss)	$(4)	$7	$(109)	$43

Corporate & Other - Results of Operations

Periods ended December 31	Three Months		Twelve Months
(In millions)	2019	2018	2019	2018
Net earned premiums	$1	—	$(1)	$(1)
Net investment income	5	4	25	20
Other revenues	—	16	1	17
Total operating revenues	6	20	25	36
Insurance claims and policyholders' benefits	58	36	18	51
Other insurance related expenses	—	—	(4)	(2)
Other expenses	35	39	139	191
Total claims, benefits and expenses	93	75	153	240
Core income (loss) before income tax	(87)	(55)	(128)	(204)
Income tax (expense) benefit on core income (loss)	19	9	26	39
Core income (loss)	$(68)	$(46)	$(102)	$(165)

Investment Summary - Consolidated

	December 31, 2019		September 30, 2019		December 31, 2018
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$22,069	$2,260	$22,032	$2,221	$19,164	$396
States, municipalities and political subdivisions:
Tax-exempt	7,804	1,155	7,870	1,181	7,874	733
Taxable	2,848	404	2,925	460	2,874	334
Total states, municipalities and political subdivisions	10,652	1,559	10,795	1,641	10,748	1,067
Asset-backed:
RMBS	4,519	132	4,874	156	4,826	11
CMBS	2,346	81	2,180	114	2,196	(4)
Other ABS	1,962	37	1,926	42	1,962	(13)
Total asset-backed	8,827	250	8,980	312	8,984	(6)
U.S. Treasury and obligations of government-sponsored enterprises	145	(1)	131	7	159	3
Foreign government	504	13	511	20	481	1
Redeemable preferred stock	10	—	10	—	10	—
Total fixed maturity securities	42,207	4,081	42,459	4,201	39,546	1,461
Equities:
Common stock	142	—	120	—	148	—
Non-redeemable preferred stock	723	—	721	—	632	—
Total equities	865	—	841	—	780	—
Limited partnership investments	1,752	—	1,758	—	1,982	—
Other invested assets	65	—	60	—	53	—
Mortgage loans	994	—	923	—	839	—
Short term investments	1,861	—	1,494	—	1,286	(1)
Total investments	$47,744	$4,081	$47,535	$4,201	$44,486	$1,460

Net receivable/(payable) on investment activity	$37		$(16)		$176

Effective duration (in years)	6.0		6.0		6.0
Weighted average rating	A		A		A
RMBS - Residential mortgage-backed securities
CMBS - Commercial mortgage-backed securities
Other ABS - Other asset-backed securities

Investment Summary - Property & Casualty and Corporate & Other

	December 31, 2019		September 30, 2019		December 31, 2018
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$13,925	$738	$13,977	$709	$12,844	$(180)
States, municipalities and political subdivisions:
Tax-exempt	646	37	647	39	661	25
Taxable	1,077	71	1,131	84	1,198	68
Total states, municipalities and political subdivisions	1,723	108	1,778	123	1,859	93
Asset-backed:
RMBS	4,441	128	4,767	150	4,671	8
CMBS	2,264	77	2,088	108	2,093	(4)
Other ABS	1,842	29	1,812	34	1,840	(11)
Total asset-backed	8,547	234	8,667	292	8,604	(7)
U.S. Treasury and obligations of government-sponsored enterprises	143	(1)	130	7	133	3
Foreign government	498	12	505	19	481	1
Redeemable preferred stock	5	—	5	—	5	—
Total fixed maturity securities	24,841	1,091	25,062	1,150	23,926	(90)
Equities:
Common stock	142	—	120	—	148	—
Non-redeemable preferred stock	181	—	179	—	164	—
Total equities	323	—	299	—	312	—
Limited partnership investments	1,752	—	1,758	—	1,982	—
Other invested assets	65	—	60	—	53	—
Mortgage loans	715	—	662	—	631	—
Short term investments	1,774	—	1,459	—	1,232	(1)
Total investments	$29,470	$1,091	$29,300	$1,150	$28,136	$(91)

Net receivable/(payable) on investment activity	$17		$(45)		$106

Effective duration (in years)	4.1		4.1		4.4
Weighted average rating	A-		A-		A-

Investment Summary - Life & Group

	December 31, 2019		September 30, 2019		December 31, 2018
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$8,144	$1,522	$8,055	$1,512	$6,320	$576
States, municipalities and political subdivisions:
Tax-exempt	7,158	1,118	7,223	1,142	7,213	708
Taxable	1,771	333	1,794	376	1,676	266
Total states, municipalities and political subdivisions	8,929	1,451	9,017	1,518	8,889	974
Asset-backed:
RMBS	78	4	107	6	155	3
CMBS	82	4	92	6	103	—
Other ABS	120	8	114	8	122	(2)
Total asset-backed	280	16	313	20	380	1
U.S. Treasury and obligations of government-sponsored enterprises	2	—	1	—	26	—
Foreign government	6	1	6	1	—	—
Redeemable preferred stock	5	—	5	—	5	—
Total fixed maturity securities	17,366	2,990	17,397	3,051	15,620	1,551
Equities:
Common stock	—	—	—	—	—	—
Non-redeemable preferred stock	542	—	542	—	468	—
Total equities	542	—	542	—	468	—
Limited partnership investments	—	—	—	—	—	—
Other invested assets	—	—	—	—	—	—
Mortgage loans	279	—	261	—	208	—
Short term investments	87	—	35	—	54	—
Total investments	$18,274	$2,990	$18,235	$3,051	$16,350	$1,551

Net receivable/(payable) on investment activity	$20		$29		$70

Effective duration (in years)	8.9		9.0		8.4
Weighted average rating	A		A		A

Investments - Fixed Maturity Securities by Credit Rating

December 31, 2019	U.S. Government, Government agencies and Government-sponsored enterprises		AAA		AA		A		BBB		Non-investment grade		Total
(In millions)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)
Corporate and other bonds	$—	$—	$47	$1	$541	$43	$4,708	$601	$15,083	$1,554	$1,690	$61	$22,069	$2,260
States, municipalities and political subdivisions:
Tax-exempt	—	—	1,920	291	3,291	486	2,217	284	360	93	16	1	7,804	1,155
Taxable	—	—	515	35	1,630	226	682	142	21	1	—	—	2,848	404
Total states, municipalities and political subdivisions	—	—	2,435	326	4,921	712	2,899	426	381	94	16	1	10,652	1,559
Asset-backed:
RMBS	3,954	97	218	1	18	1	52	—	11	1	266	32	4,519	132
CMBS	37	—	327	17	810	38	290	7	616	14	266	5	2,346	81
Other ABS	—	(1)	80	1	114	1	1,041	14	712	20	15	2	1,962	37
Total asset-backed	3,991	96	625	19	942	40	1,383	21	1,339	35	547	39	8,827	250
U.S. Treasury and obligations of government-sponsored enterprises	145	(1)	—	—	—	—	—	—	—	—	—	—	145	(1)
Foreign government	—	—	147	3	259	6	72	3	26	1	—	—	504	13
Redeemable preferred stock	—	—	—	—	—	—	—	—	10	—	—	—	10	—
Total fixed maturity securities	$4,136	$95	$3,254	$349	$6,663	$801	$9,062	$1,051	$16,839	$1,684	$2,253	$101	$42,207	$4,081

Percentage of total fixed maturity securities	10%		8%		16%		21%		40%		5%		100%

Components of Net Investment Income

	Consolidated
Periods ended December 31	Three Months		Twelve Months
(In millions)	2019	2018	2019	2018
Taxable fixed income securities	$387	$379	$1,538	$1,449
Tax-exempt fixed income securities	77	86	318	384
Total fixed income securities	464	465	1,856	1,833
Limited partnership and common stock investments	69	(138)	226	(42)
Other, net of investment expense	12	7	36	26
Pretax net investment income	$545	$334	$2,118	$1,817
Fixed income securities, after tax	$380	$382	$1,520	$1,512
Net investment income, after tax	443	279	1,727	1,500

Effective income yield for fixed income securities, pretax	4.7%	4.8%	4.8%	4.7%
Effective income yield for fixed income securities, after tax	3.9	3.9	3.9	3.9
Limited partnership and common stock return	3.7	(5.7)	11.7	(1.9)

	Property & Casualty and Corporate & Other
Periods ended December 31	Three Months		Twelve Months
(In millions)	2019	2018	2019	2018
Taxable fixed income securities	$255	$256	$1,010	$977
Tax-exempt fixed income securities	5	6	22	50
Total fixed income securities	260	262	1,032	1,027
Limited partnership and common stock investments	69	(138)	226	(42)
Other, net of investment expense	12	7	40	31
Pretax net investment income	$341	$131	$1,298	$1,016
Fixed income securities, after tax	$206	$209	$819	$821
Net investment income, after tax	270	105	1,030	812

Effective income yield for fixed income securities, pretax	4.3%	4.3%	4.3%	4.2%
Effective income yield for fixed income securities, after tax	3.4	3.4	3.4	3.4

	Life & Group
Periods ended December 31	Three Months		Twelve Months
(In millions)	2019	2018	2019	2018
Taxable fixed income securities	$132	$123	$528	$472
Tax-exempt fixed income securities	72	80	296	334
Total fixed income securities	204	203	824	806
Limited partnership and common stock investments	—	—	—	—
Other, net of investment expense	—	—	(4)	(5)
Pretax net investment income	$204	$203	$820	$801
Fixed income securities, after tax	$174	$173	$701	$691
Net investment income, after tax	173	174	697	688

Effective income yield for fixed income securities, pretax	5.5%	5.6%	5.6%	5.6%
Effective income yield for fixed income securities, after tax	4.7	4.8	4.7	4.8

Claim & Claim Adjustment Expense Reserve Rollforward

Three months ended December 31, 2019 (In millions)	Specialty	Commercial	International	P&C Operations	Life & Group	Corporate & Other	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$5,285	$8,610	$1,802	$15,697	$3,707	$2,192	$21,596
Ceded	580	705	240	1,525	167	2,010	3,702
Net	4,705	7,905	1,562	14,172	3,540	182	17,894

Net incurred claim & claim adjustment expenses	397	548	153	1,098	268	1	1,367
Net claim & claim adjustment expense payments	(425)	(605)	(143)	(1,173)	(249)	(8)	(1,430)
Foreign currency translation adjustment and other	(1)	1	56	56	(2)	—	54

Claim & claim adjustment expense reserves, end of period
Net	4,676	7,849	1,628	14,153	3,557	175	17,885
Ceded	562	807	248	1,617	159	2,059	3,835
Gross	$5,238	$8,656	$1,876	$15,770	$3,716	$2,234	$21,720

Twelve months ended December 31, 2019 (In millions)	Specialty	Commercial	International	P&C Operations	Life & Group	Corporate & Other	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$5,465	$8,743	$1,750	$15,958	$3,601	$2,425	$21,984
Ceded	634	745	226	1,605	181	2,233	4,019
Net	4,831	7,998	1,524	14,353	3,420	192	17,965

Net incurred claim & claim adjustment expenses	1,595	2,129	625	4,349	1,060	4	5,413
Net claim & claim adjustment expense payments	(1,750)	(2,276)	(552)	(4,578)	(975)	(23)	(5,576)
Foreign currency translation adjustment and other	—	(2)	31	29	52	2	83

Claim & claim adjustment expense reserves, end of period
Net	4,676	7,849	1,628	14,153	3,557	175	17,885
Ceded	562	807	248	1,617	159	2,059	3,835
Gross	$5,238	$8,656	$1,876	$15,770	$3,716	$2,234	$21,720

Life & Group Policyholder Reserves

December 31, 2019
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Long term care	$2,863	$9,470	$12,333
Structured settlement annuities	515	—	515
Other	12	—	12
Total	3,390	9,470	12,860
Shadow adjustments	167	2,615	2,782
Ceded reserves	159	226	385
Total gross reserves	$3,716	$12,311	$16,027

December 31, 2018
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Long term care	$2,761	$9,113	$11,874
Structured settlement annuities	530	—	530
Other	14	—	14
Total	3,305	9,113	12,418
Shadow adjustments	115	1,250	1,365
Ceded reserves	181	234	415
Total gross reserves	$3,601	$10,597	$14,198

Definitions and Presentation

•	Collectively, CNA Financial Corporation (CNAF) and its subsidiaries are referred to as CNA or the Company.

•	P&C Operations includes Specialty, Commercial and International.

•	Life & Group segment primarily includes the results of long term care businesses that are in run-off.

•
Corporate & Other segment primarily includes certain corporate expenses including interest on corporate debt and the results of certain property and casualty business in run-off, including CNA Re and asbestos and environmental pollution. Intersegment eliminations are also included in this segment.

•
Management uses the core income (loss) financial measure to monitor the Company’s operations. Please refer to Note O to the Consolidated Financial Statements within the December 31, 2019 Form 10-K for further discussion of this non-GAAP financial measure.

•
Management uses underwriting results to monitor insurance operations. Underwriting results are pretax and are calculated as net earned premiums less total insurance expenses, which includes insurance claims and policyholders' benefits, amortization of deferred acquisition costs and other insurance related expenses.

•
In the evaluation of the results of Specialty, Commercial and International, management uses the loss ratio, the expense ratio, the dividend ratio and the combined ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders' dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios. In addition, management also utilizes renewal premium change, rate, retention and new business in evaluating operating trends. Renewal premium change represents the estimated change in average premium on policies that renew, including rate and exposure changes. Rate represents the average change in price on policies that renew excluding exposure change. For certain products within Small Business, where quantifiable, rate includes the influence of new business as well. Exposure represents the measure of risk used in the pricing of the insurance product. Retention represents the percentage of premium dollars renewed in comparison to the expiring premium dollars from policies available to renew. Rate, renewal premium change and retention presented for the prior year is updated to reflect subsequent activity on policies written in the period. New business represents premiums from policies written with new customers and additional policies written with existing customers.

•
This financial supplement may also reference or contain financial measures that are not in accordance with GAAP. Management utilizes these financial measures to monitor the Company's insurance operations and investment portfolio. Core income, which is derived from certain income statement amounts, is used by management to monitor performance of the Company's insurance operations. The Company's investment portfolio is monitored by management through analysis of various factors including unrealized gains and losses on securities, portfolio duration and exposure to market and credit risk.

•
Core income (loss) is calculated by excluding from net income (loss) the after-tax effects of i) net investment gains or losses, ii) income or loss from discontinued operations, iii) any cumulative effects of changes in accounting guidance and iv) deferred tax asset and liability remeasurement as a result of an enacted U.S. Federal tax rate change. The calculation of core income (loss) excludes net investment gains or losses because net investment gains or losses are generally driven by economic factors that are not necessarily consistent with key drivers of underwriting performance, and are therefore not considered an indication of trends in insurance operations. Management monitors core income (loss) for each business segment to assess segment performance. Presentation of consolidated core income (loss) is deemed to be a non-GAAP financial measure. For reconciliations of non-GAAP measures to the most comparable GAAP measures and other information, please refer herein and/or to CNA's most recent 10-K on file with the Securities and Exchange Commission, as well as the press release, available at www.cna.com.

•	Gross written premiums ex. 3rd party captives represents gross written premiums excluding business which is mostly ceded to third party captives, including business related to large warranty programs.

•	Pretax net prior year development and other includes the effects of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

•	Net investment income from fixed income securities, as presented, includes both fixed maturity securities and non-redeemable preferred stock.

•	Certain immaterial differences are due to rounding.

•	N/M = Not Meaningful